UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 1, 2010

Alion Science and Technology Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-89756	54-2061691
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1750 Tysons Boulevard, Suite 1300, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-918-4480

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 8, 2009, Alion Science and Technology Corporation (the "Registrant") and James C. Fontana entered into a Separation Agreement (the "Separation Agreement") relating to Mr. Fontana’s separation of employment from the Registrant. The terms of the Separation Agreement are materially consistent with certain terms of that Employment Agreement dated as of June 28, 2007 by and between the Registrant and James C. Fontana (as amended) and are materially consistent with disclosure relating to Mr. Fontana contained in the Compensation Discussion and Analysis section in item 11 of the Registrant’s fiscal year 2009 annual report filed on Form 10-K. Pursuant to the terms of the Separation Agreement, Mr. Fontana is scheduled to receive $370,000 in severance payments, $90,000 in prior year bonus, $226,416 with respect to outstanding awards under the Registrant’s Long Term Incentive Plan and payment for any accrued but unused paid time off. All of these amounts are to be paid over the course of the one year period following Mr. Fontana’s separation from the Registrant on February 1, 2010.

A copy of the Separation Agreement is attached to this Current Report on Form 8-K as Exhibit 10.91, and it is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Separation Agreement and the transactions contemplated thereby is not intended to be complete, and it is qualified in its entirety by the complete text of the Separation Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2010, James C. Fontana resigned his position as General Counsel of the Registrant. Mr. Fontana was a named executive officer of the Registrant.

Item 9.01 Financial Statements and Exhibits.

10.91: Separation Agreement dated as of December 8, 2009 between Alion Science and Technology Corporation and James C. Fontana.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alion Science and Technology Corporation

February 4, 2010	By:	/s/ Stacy Mendler

Name: Stacy Mendler
Title: Executive Vice President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.91	Separation Agreement dated as of December 8, 2009 between Alion Science and Technology Corporation and James C. Fontana.